Exhibit 32.2

Multiband Corporation

Certification Pursuant to 18 U.S.C. Section 1350

As Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with this Annual Report Form 10-K, Multiband Corporation (the “Company”) for the year ended December 31, 2011 as filed with the Securities and Exchange Commission on the date hereof, I, Steven M. Bell, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge:

1.      This Periodic Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2.      The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 30, 2012	/s/ Steven M. Bell
Steven M. Bell
Chief Financial Officer